CONSENT  OF  INDEPENDENT  ACCOUNTANTS
                        ----------------------------------




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-60244) of SunAmerica Inc. of our report dated June 7, 1999 which appears on page 2 of the Annual Report on Form 11-K for the year ended December 31, 1998.



PricewaterhouseCoopers  LLP
Los  Angeles,  California
June  24,  1999